UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 11, 2007

Commerce Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

New Jersey	1-12069	22-2433468
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034-5400
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(856) 751-9000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The following information is included in this document as a result of the Company's desire to comply with its policy regarding public disclosure of corporate information. The Company may or may not continue to provide similar information in the future using this format.

Forward-looking Statements and Associated Risk Factors

The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission, in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Company's control). The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause the Company's financial performance or other forward-looking statements to differ materially from that expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation; interest rates, market and monetary fluctuations; the timely development of competitive new products and services by the Company and the acceptance of such products and services by customers; the willingness of customers to substitute competitors' products and services for the Company's products and services and vice versa; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; future acquisitions; the expense savings and revenue enhancements from acquisitions being less than expected; the growth and profitability of the Company's non-interest or fee income being less than expected; unanticipated regulatory or judicial proceedings (including those regulatory and other approvals necessary to open new stores); changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

The Company cautions that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performace or achievements to differ materially from the future results, performace or achievements the Company has anticipated in such forward-looking statements. You should note that many factors could affect the Company's future financial results and could cause those results to differ materially from those expressed or implied in the Company's forward-looking statements contained in this document.

I.	Tell us about the new 2007 J.D. Power Retail Banking Satisfaction Study.

A	Commerce ranked #1 for customer satisfaction in the Mid-Atlantic States, and our score was the highest of any bank surveyed in America.

II.
What is the status of the previously disclosed investigation being conducted by the Office of the Comptroller of the Currency (“OCC”) in conjunction with the Board of Governors of the Federal Reserve System?

A	The Company continues to cooperate with the on-going investigation.

Commerce Bank, N.A. (“the Bank”), the Company’s national bank subsidiary, has been advised by the OCC that it expects the Bank to enter into a consent order relating to, among other items, corporate governance, related party transactions and policies and procedures for real estate related transactions.  The Company has also been advised by the Federal Reserve Bank of Philadelphia that it expects the Company to enter into an informal memorandum of understanding related to certain of the foregoing. The Company cannot predict how or when the investigation will be fully resolved or how the consent order or memorandum of understanding will affect the operations of the Company.

III.	Does the Company intend to alter its related party policies?

A	The Company intends to terminate all continuing material related party transactions on or before December 31, 2007 and will enter into no new material relationships.

This includes all transactions as reported in our 2007 Proxy Statement with the exception of real estate leases executed in 2002 and prior,  normal lending and banking relationships, and the completion of prior commitments.

The Company is also reviewing and implementing several changes to its real estate development policies and practices.

•	Adoption of a new Real Estate Policy.

•	Creation of a Board Real Estate Committee and a Management Real Estate Development Committee.

•	The recruitment of a senior executive as its new Director of Real Estate.

•
Subject to Board and regulatory approval, the Board’s Nominating & Governance Committee previously recommended bringing in-house the services of InterArch, the architectural and design company owned by the wife of the Chairman which has provided Commerce design services since 1973.   It is contemplated that employees of InterArch would become Bank employees.

IV.	What other actions are being taken by the Company to enhance its governance practices?

A	•	Nicholas A. Giordano, formerly President of the Philadelphia Stock Exchange and a financial expert, was elected as a Director at the Company’s 2007 Annual Meeting.

•	Additional independent Directors are being recruited.

V.	Are new stores being approved?

A	The OCC is reviewing new store applications. Although the Bank cannot predict the timing, the Bank expects to receive approvals.

VI.	What is your new store plan for 2007 and 2008?

A	We now expect to open 50-55 new stores in 2007, roughly equal to 2006.

By June 30, 2007, the Company expects to have opened 15+ stores in 2007.

In 2008 the Company expects to increase its store base by 15% or 70+ new stores.

The Company has 175+ new sites in development in all its markets.

All new store development is subject to various governmental approvals.

VII.         What are your net interest margin expectations for 2007?

A	At the current shape of the yield curve, we expect our margin in 2007 to range between 3.20% and 3.30%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Commerce Bancorp, Inc.

June 11, 2007	By:	/s/ Douglas J. Pauls
	Name:	Douglas J. Pauls
	Title:	Executive Vice President and Chief Financial Officer